EXHIBIT 20


Newcourt Receivables Asset Trust                            November 1996
Monthly Servicer Certificate-Inputs


Accounts

Collection Account
------------------
Beginning Balance                                               0.00
Sum of Deposits from                                   14,194,076.05
Collections
Add:  Servicer Advances                                 1,007,477.04
Add:  Liquidation Proceeds                                      0.00
      from Servicer
Add:  Earnings from Eligible                               41,114.68
      Investments

Less:  Collections to reimburse                                 0.00
       Servicer Advances

Cash Collateral Account
-----------------------
Beginning Balance                                       1,640,227.00
Add:  Investment Earnings                                       0.00
      Deposit to Collections                                    0.00
      Required Balance                                  1,626,781.26

Reserve Account
---------------
Beginning Balance                                       2,731,067.79
Add:  Investment Earnings on                               11,947.47
      Reserve Account

Distribution Account
--------------------
Beginning Balance                                               0.00

Unreimbursed Servicer                                           0.00
Advances from Prior Month
Prior Month Servicing Fee                                       0.00
Arrearage
Amount Owed to Hedging                                          0.00
Counterparty

                                           Series 1996-1    Series 1996-2     Series 1996-3
                                           -------------    -------------     -------------

Class A Interest Arrearage                          0.00             0.00              0.00
Class B Interest Arrearage                          0.00             0.00              0.00
Class A Principal Arrearage                         0.00             0.00              0.00
Class B Principal Arrearage                         0.00             0.00              0.00
Class C Interest Arrearage                          0.00             0.00              0.00
Class C Principal Arrearage                         0.00             0.00              0.00

Initial A Balance                         119,656,814.00   169,810,862.19    188,172,873.00
Initial B Balance                           5,202,470.00     7,383,080.96      8,181,429.00
Initial C Balance                           5,202,470.00     7,383,080.96      8,181,429.00

Minimum Credit Enhancement                  2,925,889.00     4,152,983.00      4,602,054.00



RESTRICTING EVENT CALCULATIONS

                                  Current       1 Month       2 Months     3 Months       4 Months      5 Months      6 Months
                                                 Prior          Prior        Prior         Prior          Prior         Prior


31-60 Days Past Due             19,265,159    11,498,540    11,533,731    11,535,809     4,984,964     5,429,413     5,567,100

61-90 Days Past Due              3,367,053     1,988,977     1,978,633     1,495,513       636,137       708,654       740,468
90 Days Past Due                 1,092,315       939,431       788,411       460,084       374,889       543,102       724,549
Delinquent (60+                  4,459,368     2,928,408     2,767,044     1,955,597     1,011,026     1,251,756     1,465,017
 days past due)
Delinquency Ratio                    2.00%

Gross                              297,294       308,381       452,195       165,884       189,272       429,472       632,132
Charge-Offs
Recoveries                         271,600       196,321       327,081       132,000       162,200       372,639       624,792
Charge-Offs -                       25,694       112,060       125,114        33,884        27,072        56,833         7,340
Net of
Recoveries
Charge-Off Ratio                    1.00%

Contract Pool ADCB            465,247,739   273,106,779    281,714,746   288,989,064   111,267,022   115,777,793   121,604,525


(A) Portfolio Performance         1 Month       2 Months     3 Months    4 Months       5 Months
    Tests:                          Prior         Prior       Prior        Prior          Prior
                                  (yes/no)      (yes/no)     (yes/no)     (yes/no)       (yes/no)

      Event of Default (Yes/No)      no            no           no           no             no

SCHEDULES

Class A Interest Schedule               Series 1996-1    Series 1996-2   Series 1996-3     Consolidated
-------------------------               -------------    -------------   -------------     ------------

         Prior Months                    99,806,313.18  173,300,465.87  204,535,731.00   477,642,510.05
         Series ADCB
         Current Months                  96,353,969.10  169,422,188.87  199,471,580.96   465,247,738.93
         Series ADCB

         Prepayments                        420,512.97      723,117.25      786,681.15     1,930,311.37
         Defaults                           241,933.99      416,680.81      433,700.38     1,092,315.18

         Opening Class A                 91,142,688.14  159,104,291.62  188,172,873.00
         Principal Balance
         Opening Class B                  4,331,812.36    7,098,087.07    8,181,429.00
         Principal Balance
         Opening Class C                  4,331,812.36    7,098,087.07    8,181,429.00
         Principal Balance

Series Allocations
------------------
                              Series 1996-1    Series 1996-2    Series 1996-3
                              -------------    -------------    -------------

         Series Expected       3,152,066.40     5,026,286.90     5,563,568.57
         Cash Flow
         Series Arrearage              0.00             0.00             0.00
         Aggregate Series     13,741,921.87    13,741,921.87    13,741,921.87
         Expected Cash Flow
         Aggregate Series              0.00             0.00             0.00
         Arrearages

         Series Allocation            22.94%           36.58%           40.49%
         Percentage



Newcourt Receivables Asset Trust
                                                                 November 1996
Monthly Servicer Certificate-Inputs

                                                                                  Master
                                                                     Cash          Trust
                                 Collection        Reserve        Collateral    Distribution     Series       Series       Series
                                   Account         Account          Account       Account        1996-1       1996-2       1996-3

----------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances             0.00  2,731,067.79    1,640,227.00           0.00
Investment Earnings               41,114.68     11,947.47            0.00
Deposit to Collections                 0.00                          0.00
Withdraw in Excess of
Required Balance                                               (13,445.74)

Collection Account

Collections [4.3 a]           14,194,076.05
Add: Servicer Advances
     [4.3b]                    1,007,477.04
Add: Liquidation
Proceeds from Servicer                 0.00
Less: Collections to
reimburse Servicer
Advances [4.3c]                        0.00

Less: Investment
Earnings to
Newcourt [4.2c]                  (41,114.68)   (11,947.97)           0.00

----------------------------------------------------------------------------------------------------------------------------------

Available Amount             (15,201,553.09)                               15,201,533.09
----------------


Payments on Payment Date

(A)  Unreimbursed
     Servicer Advances
     [4.3d i]                           0.00                                        0.00

(B)  Servicing
     Fee [4.3d ii]               (136,533.39)                                 136,533.39

(C)  Amount owed
     to Hedging
     Counterparty
     [4.3d iii]                         0.00                                        0.00

(D)  Series
     Available Amount to
     each Series of
     Notes [4.3d iv]                                                       15,064,999.70  3,455,548.64  3,510,219.85  6,099,231.22

    (1) Class A
        Interest
        [4.3 div A]            (2,405,086.72)                                               515,715.71    910,872.07    978,498.94

    (2) Class B
        Interest
        [4.3 div B]               (118,893.17)                                               27,182.12     44,599.65     47,111.40

    (3)  Class A
         Principal
         [4.3 div C]            (11,644,999.55)                                            3,229,152.31  3,659,198.68 4,756,648.56

    (4)  Deposit
         Reserve Account
         [4.3 d iv D]                     0.00          0.00                                       0.00          0.00         0.00
         Repayment
         Newcourt Advance                 0.00    (73,306.21)

    (5)  Class C
         Interest
         [4.3 div E]               (146,248.70)                                               32,669.08     54,536.97    59,042.65

    (6)  Class B
         Principal
         [4.3 div F]               (374,885.78)                                              111,595.88    109,539.16   153,750.74

    (7)  Class C
         Principal
         [4.3 div G]               (374,885.78)                                              111,595.88    109,539.16   153,750.74

    (8)  Class A
         Accelerated
         Principal
         Payment [4.3 div H]              0.00                                                     0.00          0.00         0.00

    (9)  Class B
         Accelerated
         Principal
         Payment [4.3 div I]              0.00                                                     0.00          0.00         0.00

   (10)  Pay to Hedging
         Counterparty
         [4.3 div J]                      0.00                                                     0.00          0.00         0.00

   (11)  Class C Accelerated
         Principal Payment
         [4.3 d iv K]                     0.00                                                     0.00          0.00         0.00

         Subtotal                         0.00

Distributions to
Noteholders                     (15,201,553.09                                136,553.39   4,027,910.98  4,888,285.69 6,148,803.03

Ending Balance                            0.00  2,657,761.58   1,626,781.26         0.00




Newcourt Receivables Asset Trust                                 November 1996
Monthly Servicer Certificate-Inputs

Prior Month's Series                                                            Series           Series           Series
ADCB Reconciliation                                                             1996-1           1996-2            1996-3

           Previous Period Current                                          100,897,507.99   175,102,709.16    204,535,731.00
           Month Series ADCB
           Less:  Previous Period's Payments                                    733,825.95     1,220,181.02              0.00
           Less:  Previous Period's Payments                                    357,368.86       582,062.27              0.00

           Prior Month Series ADCB                                           99,806,313.18   173,300,465.87    204,535,731.00
           (reported this period)


Class A Interest Schedule                                                       Series           Series           Series
                                                                                1996-1           1996-2            1996-3

           Opening Class A Principal Balance                                 91,142,688.14   159,104,291.62    188,172,873.00
           Class A Interest Rate                                                      6.79%            6.87%             6.24%
           30/360* Class A Interest Rate                                              0.57%            0.57%             0.52%
           Current Class A Interest                                             515,715.71       910,872.07        978,498.94
           Distribution
           Prior Class A Interest                                                     0.00             0.00              0.00
           Arrearage

           Class A Interest Due                                                 515,715.71       910,872.07        978,498.94


Class A Principal Schedule                                                      Series           Series           Series
                                                                                1996-1           1996-2            1996-3

           Opening Class A Principal Balance                                 91,142,688.14   159,104,291.62    188,172,873.00
           Prior Months Series ADCB                                          99,806,313.18   173,300,465.87    204,535,731.00
           Current Months Series ADCB                                        97,016,416.06   170,561,986.93    200,691,962.49
                                                                             -------------   --------------    --------------

                                                   Difference                 2,789,897.12     2,738,478.94      3,843,768.51
                                                   Class A Share Schedule            92.00%           92.00%            92.00%
                                                   Principal Due              2,566,705.35     2,519,400.62             92.00%

           Current Prepayments                                                  420,512.97       723,117.25        786,681.15
           Current Defaults                                                     241,933.99       416,680.81        433,700.38

                                                   Class A Total Due          3,229,152.31     3,659,198.68      4,756,648.56

           Prior Class A Arrearage                                                    0.00             0.00              0.00

           Class A Principal Due                                              3,229,152.31     3,659,198.68      4,756,648.56

           Class A Principal Distribution                                     3,229,152.31     3,659,198.68      4,756,648.56

           Current Class A Arrearage                                                  0.00             0.00              0.00

           Interim Class A Principal Balance                                 87,913,535.83   155,445,092.94    183,416,224.44
           after Current Distribution

           Accelerated Class A Distribution                                           0.00             0.00              0.00
           Amount

           Ending Class A Principal Balance
           after Current Distribution

                                                                             87,913,535.83   155,445,092.94    183,416,224.44

Class B Interest Schedule                                                       Series           Series           Series
                                                                                1996-1           1996-2            1996-3

           Opening Class B Principal Balance                                  4,331,812.36     7,098,087.07      8,181,429.00
           Class B Interest Rate                                                      7.53%            7.54%             6.91%
           30/360* Class B Interest Rate                                              0.63%            0.63%             0.58%
           Current Class B Interest Distribution                                 27,182.12        44,599.65         47,111.40
           Prior Class B Interest Arrearage                                           0.00             0.00              0.00

           Class B Interest Due                                                  27,182.12        44,599.65         47,111.40


Class B Principal Schedule                                                      Series           Series           Series
                                                                                1996-1           1996-2            1996-3

           Opening Class B Principal Balance                                  4,331,812.36     7,098,087.07      8,181,429.00
           Prior Months Series ADCB                                          99,806,313.18   173,300,465.87    204,535,731.00
           Current Months Series ADCB                                        97,016,416.06   170,561,986.93    200,691,962.49
                                                                             -------------   --------------    --------------

                                                   Difference                 2,789,897.12     2,738,478.94      3,843,768.51
                                                   Class B Share                      4.00%            4.00%             4.00%
                                                   Scheduled Principal Due      111,595.88       109,539.16        153,750.74

           Current Prepayments                                                       00.0             00.0              00.0
           Current Defaults                                                          00.0             00.0              00.0

                                                   Class B Total Due            111,595.88       109,539.16        153,750.74

           Prior Class B Arrearage                                                    0.00             0.00              0.00

           Class B Principal Due                                                111,595.88       109,539.16        153,750.74

           Class B Principal Distribution                                       111,595.88       109,539.16        153,750.74


           Current Class B                                                            0.00             0.00              0.00
           Arrearage

           Interim Class B Principal Balance                                  4,220,216.48     6,988,547.91      8,027,678.26
           after Current Distribution

           Accelerated Class B Distribution                                           0.00             0.00              0.00
           Amount

           Ending Class B Principal Balance
           after Current Distribution

                                                                              4,220,216.48     6,988,547.91      8,027,678.26
Class C Interest Schedule

           Opening Class C Principal Balance                                  4,331,812.36     7,098,087.07      8,181,429.00
           Class C Interest Rate                                                      9.05%            9.22%             8.66%
           30/360* Class C Interest Rate                                              0.75%            0.77%             0.72%
           Current Class C Interest Distribution                                 32,669.08        54,536.97         59,042.65
           Prior Class C Interest Arrearage                                           0.00             0.00              0.00
           Class C Default Rate                                                      10.05%           10.22%             9.66%
           30/360* Class C Interest Default                                           0.84%            0.85%             0.81%
           Rate
           Interest on Interest Arrearage                                             0.00             0.00              0.00

           Class C Interest Due                                                  32,669.08        54,536.97         59,042.65

           Class C Interest Paid                                                 32,669.08        54,536.97         59,042.65
           Class C Interest Arrearage                                                 0.00             0.00              0.00


Class C Principal Schedule

           Opening Class C Principal Balance                                  4,331,812.36     7,098,087.07      8,181,429.00
           Prior Months Series ADCB                                          99,806,313.18   173,300,465.87    204,535,731.00
           Current Months Series ADCB                                        97,016,416.06   170,561,986.93    200,691,962.49
                                                                             -------------   --------------    --------------
                                                   Difference                 2,789,897.12     2,738,478.94      3,843,768.51
                                                   Class C Share                      4.00%            4.00%             4.00%
                                                   Scheduled Principal Due      111,595.88       109,539.16        153,750.74

           Prior Class C Arrearage                                                    0.00             0.00              0.00

           Class C Principal Due                                                111,595.88       109,539.16        153,750.74

           Class C Principal Distribution                                       111,595.88       109,539.16        153,750.74

           Current Class C Arrearage                                                  0.00             0.00              0.00

           Interim Class C Principal Balance                                  4,220,216.48     6,988,547.91      8,027,678.26
           after Current Distribution

           Accelerated Class C Distribution                                           0.00             0.00              0.00
           Amount

           Ending Class C Principal Balance
           after Current Distribution

                                                                              4,220,216.48     6,988,547.91      8,027,678.26

Servicing Fee Schedule

           Contract Pool ADCB                     273,106,779.05
           Servicing Rate                                   0.60%
           Monthly Servicing Rate                           0.05%
           Prior Servicing Fee Arrearage                    0.00
           Current Servicer Fee                       136,553.39
           Servicer Fee Due                           136,553.39
           Current Servicing Fee Arrearage                  0.00



Reserve Account Schedule                                          Reserve              Series           Series           Series
                                                                  Account              1996-1           1996-2            1996-3

           Prior Month Balance                                  2,731,067.79
           Series ADCB                                        265,776,157.97
           Required Balance
           (Series ADCB* 1.00%)                                 2,657,761.58
           Current Period Draw                                          0.00
           on Reserve Account
           Required Deposit to
           Reserve Account                                              0.00             0.00              0.00
           Actual Deposit                                               0.00             0.00              0.00
           to Reserve Account
           Newcourt Advance
           Released from Reserve Account                          (73,306.21)
           Ending Reserve Account Balance                       2,657,761.58

           Cash Collateral Account Schedule

           Prior Month Balance                                  1,640,227.00
           Required Balance                                     1,626,781.26
           Withdraw from
             Cash Collateral Account                              (13,445.74)


Restricting Event Calculations

   (1)  Event of Default under the Servicing Agreement (Yes/No)          no

        (a)  ADCB Delinquencies
             3 Month Rolling Avg. ADCB                            340,023,088

             Delinquency Ratio                                           0.72%

             Maximum Delinquency Ratio                                   2.00%

        (b)  Annualized ADCB Defaulted Contracts Ratio                   0.30%

             Maximum Default Ratio                                       1.00%

        (c)  Reserve plus APB Subordination                             no

        (d)  Restricting Event under any Indenture                      no


Portfolio Performance Tests

                                                 1 Month Prior    2 Month Prior    3 Month Prior    4 Month Prior    5 Month Prior
                                                 -------------    -------------    -------------    -------------    -------------
                                   Current:         (yes/no)         (yes/no)         (yes/no)         (yes/no)         (yes/no)
     Event of Default                 no               no               no               no               no               no


                                                                                                  Monthly          Weighted
Delinquencies                                         Delinquencies            ADCB            Delinquency          Average
                                                      -------------            ----            -----------         --------
               0
                  2 months prior                         1,978,633          281,714,746            0.70%             0.19%
                  1 month prior                          1,988,977          273,106,779            0.73%             0.19%
                  Current                                3,367,053          465,247,739            0.72%             0.33%
                                                                                                   -----             -----
                                                                                                   0.72%             0.72%

                                            Delinquency Ratio:                                     0.72%
                                            Maximum Delinquency Ratio"                             2.00%

                                                                                                 Monthly
Charge-Offs                                             Charge-Offs            ADCB              Defaults
                                                        -----------           ----               --------
               0
                 5 months prior                         56,833              115,777,793             0.05%
                 4 months prior                         27,072              111,267,022             0.02%
                 3 months prior                         33,884              288,989,064             0.01%
                 2 months prior                        125,114              281,714,746             0.04%
                 1 months prior                        112,060              273,106,779             0.04%
                 Current                                25,694              465,247,739             0.01%
                                                        ------              -----------             -----
                                                       380,657            1,536,103,142             0.03%

                 Average ADCB                                                                256,017,190
                 Annualized Maximum Charge-Off Ratio:                                              1.00%
                 1% of Average ADCB                                                            2,560,172
                 Sum of Charge-Offs*2                                                            761,314
                 Annualized Charge-Off Ratio                                                       0.30%

Newcourt Receivables Asset Trust
November 1996

Monthly Servicer Certificate-Restricting Events

Series 1996-1 Enhancement Floor
          0

             Enhancement Floor                    2,925,889

             Amounts on deposit in
               the Reserve Account                2,657,762
             Series Allocation Percentage            22.94%
             ADCB less Aggregate
               Principle Amount
               of Class Notes                       777,986
                                                  ---------
                                                  8,387,613

Series 1996-2 Enhancement Floor
          0

             Enhancement Floor                    4,152,983

             Amounts on deposit in                2,657,762
               the Reserve Account
             Series Allocation Percentage            36.58%
             ADCB less Aggregate
               Principle Amount                  13,977,096
               of Class Notes                    ----------
                                                 14,949,207

Series 1996-3 Enhancement Floor
          0

             Enhancement Floor                    4,602,054

             Amounts on deposit in                2,657,762
               the Reserve Account
             Series Allocation Percentage            40.49%
             ADCB less Aggregate
               Principle Amount                  45,123,938
               of Class Notes                    ----------
                                                 46,199,962

CERTIFICATE FACTORS

                                                 Series             Series           Series
                                                 1996-1             1996-2           1996-3

             Class A
             Current A Balance                    87,913,536        155,445,093      183,416,224
             Initial A Balance                   119,656,814        169,810,862      188,172,873

             Certificate Factor:                0.7347139949       0.9154013526     0.9747219220

             Class B
             Current B Balance                     4,220,216          6,988,548        8,027,678
             Initial B Balance                     5,202,470          7,383,081        8,181,429

             Certificate Factor:                0.8111947748       0.9465625453     0.9812073490

             Class C
             Current C Balance                     4,220,216          6,988,548        8,027,678
             Initial C Balance                     5,202,470          7,383,081        8,181,429

             Certificate Factor:                0.8111947748       0.9465625453     0.9812073490


Newcourt Receivables Asset Trust
November 1996

Monthly Servicer Certificate-Restricting Events

DELINQUENCIES

                                                                                   Monthly
                                               Delinquencies        ADCBE         Delinquencies

             Current                             442,615,527       465,247,739          95.14%
             31-60 Days Past Due                  19,265,159       465,247,739           4.14%
                                                   3,367,053       465,247,739           0.72%
